Exhibit 3.27

Industry Canada	Industrie Canada

Certificate of Continuance	Certificat de prorogation
Canada Business Corporations Act	Loi canadienne sur les sociétés par actions
GREY WOLF INTERNATIONAL DRILLING CORPORATION
Corporate name / Dénomination sociale
772519-1
Corporation number / Numéro de société

I HEREBY CERTIFY that the above-named corporation, the articles of continuance of which are attached, is continued under section 187 of the Canada Business Corporations Act.	JE CERTIFIE que la société susmentionnée, dont les clauses de prorogation sont jointes, est prorogée en vertu de l’article 187 de la Loi canadienne sur les sociétés par actions.

Marcie Girouard
Director / Directeur
2010-12-13
Date of Continuance (YYYY-MM-DD)
Date de prorogation (AAAA-MM-JJ)

Industry Canada	Industrie Canada

Form 11	Formulaire 11
Articles of Continuance	Clauses de prorogation
Canada Business Corporations Act	Loi canadienne sur les sociétés par
(CBCA) (s. 187)	actions
(LCSA) (art. 187)
1	Corporate name Dénomination sociale GREY WOLF INTERNATIONAL DRILLING CORPORATION

2	The province or territory in Canada where the registered office is situated La province ou le territoire au Canada oú est situé le siége social AB

3	The classes and the maximum number of shares that the corporation is authorized to issue
Catégories et le nombre maximal d’actions que la société est autorisée à émettre
See attached schedule / Voir I’annexe ci-jointe

4	Restrictions on share transfers Restrictions sur le transfert des actions See attached schedule / Voir I’annexe ci-jointe

5	Minimum and maximum number of directors Nombre minimal et maximal d’administrateurs Min. 1 Max. 11

6	Restrictions on the business the corporation may carry on Limites imposées à I’activité commerciale de la société None
7	(1)	If change of name effected, previous name S’il y a changement de dénomination sociale, indiquer la dénomination sociale antérieure GREY WOLF INTERNATIONAL DRILLING CORPORATION

	(2)	Details of incorporation Détails de la constitution Incorporated under the Alberta Business Corporations Act on November 5, 2007.
8	Other Provisions Autres dispositions See attached schedule / Voir I’annexe ci-jointe

9	Declaration: I certify that I am a director or an officer of the company continuing into the CBCA.
Déclaration : J’atteste que je suis un administrateur ou un dirigeant de la société se prorogeant sous le régime de la
LCSA.

Original signed by / Original signé par

Wane Stickland

Wane Stickland

Note: Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5000 or to imprisonment for a term not exceeding six months or both (subsection 250(1) of the CBCA).

Nota : Faire une fausse déclaration constitue une infraction et son auteur, sur déclaration de culpabilité par procedure sommairc, est passible d’une amende maximale de 5 000 $ ou d’un emprisonnement maximal de six mois, ou de ces deux peines (paragraphe 250(1) de la LCSA).

IC 3247 (2008/04)

Schedule / Annexe
Description of Classes of Shares / Description des catégories d’actions
1. An unlimited number of Common shares, the holders of which are entitled:
(a) to receive notice of and to attend and vote at all meetings of shareholders, except meetings at which only holders of a specified class of shares are entitled to vote;
(b) to receive any dividend declared by the Corporation on this class of shares; provided that the Corporation shall be entitled to declare dividends on the Preferred shares, or on any of such classes of shares without being obliged to declare any dividends on the Common voting shares of the Corporation;
(c) subject to the rights, privileges, restrictions and conditions attaching to any other class of shares of the Corporation, to receive the remaining property of the Corporation upon dissolution in equal rank with the holders of all other Common shares of the Corporation; and
(d) to the rights, privileges and restrictions normally attached to common shares;
2. An unlimited number of Preferred shares, which as a class, have attached thereto the following rights, privileges, restrictions and conditions:
(a) the Preferred shares may from time to time be issued in one or more series, and the Directors may fix from time to time before such issue the number of Preferred shares which is to comprise each series and the designation, rights, privileges, restrictions and conditions attaching to each series of Preferred shares including, without limiting the generality of the foregoing, any voting rights, the rate or amount of dividends or the method of calculating dividends, the dates of payment thereof, the terms and conditions of redemption, purchase and conversion if any, and any sinking fund or other provisions;
(b) the Preferred shares of each series shall, with respect to the payment of dividends and the distribution of assets or return of capital in the event of liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other return of capital or distribution of the assets of the Corporation amongst its shareholders for the purpose of winding up its affairs, be entitled to preference over the voting and non-voting Common shares and over any other shares of the Corporation ranking by their terms junior to the Preferred shares of that series. The Preferred shares of any series may also be given such other preferences, not inconsistent with these Articles, over the Common shares and any other such Preferred shares as may be fixed in accordance with clause (2)(a); and
(c) if any cumulative dividends or amounts payable on the return of capital in respect of a series of Preferred shares are not paid in full, all series of Preferred shares shall participate rateably in respect of accumulated dividends and return of capital.

Schedule / Annexe
Restrictions on Share Transfers / Restriction sur le transfert d’actions
No securities (other than non-convertible debt securities) of the Corporation shall be transferred without the approval of the Board of Directors.

Schedule / Annexe
Other Provisions / Autres dispositions
1. The directors may, between annual meetings, appoint one or more additional directors of the Corporation to serve until the next annual meeting, but the number of additional directors shall not at any time exceed one-third (1/3) of the number of directors who held office at the expiration of the last annual meeting of the Corporation.

Industry Canada	Industrie Canada

Form 2	Formulaire 2
Initial Registered Office Address	Siége social initial et premier
and First Board of Directors	conseil d’administration
Canada Business Corporations Act	Loi canadienne sur les sociétés par
(CBCA) (s. 19 and 106)	actions (LCSA) (art. 19 et 106)
1	Corporate name Dénomination sociale

GREY WOLF INTERNATIONAL DRILLING CORPORATION

2	Address of registered office Adresse du siége social

4200, 150 - 6th Avenue SW Calgary AB T2P 3Y7

3	Additional address Autre adresse

4	Members of the board of directors Membres du conseil d’administration

Resident Canadian
Résident Canadien
JOANNE L. ALEXANDER	4200, 150 - 6th Avenue Sw, Calgary AB T2P 3Y7, Canada	Yes/Oui
ROBERT J. MCNALLY	4200, 150 - 6th Avenue SW, Calgary AB T2P 3Y7, Canada	Yes / Oui
WANE J. STICKLAND	4200, 150 - 6th Avenue SW, Calgary AB T2P 3Y7, Canada	Yes / Oui
GENE C. STAHL	600, 10370 Richmond Avenue, Houston TX 77042, United States	No / Non
5	Declaration; I certify that I have relevant knowledge and that I am authorized to sign this form.
Déclaration : .I’atteste que je posséde une connaissance suffisante et que je suis autorisé(e) à signer le présent formulaire.

Original signed by / Original signé par
Wane Stickland

Wane Stickland
403-716-4505

Note. Misrepresentation constitutes an offence and, on summary conviction, a person is liable to a fine not exceeding $5000 or to imprisonment for a term not exceeding six months or both (subsection 250(1) of the CBCA).
Nota : Faire une fausse déclaration constitue une infraction et son auteur, sur déclaration de culpabilité par procédure sommaire, est passible d’une amende maximale de 5 000 $ ou d’un emprisonnement maximal de six mois, ou de ces deux peines (paragraphe 250(1) de la LCSA).

IC 2904 (2008/04)

Exhibit 3.27
CORPORATE ACCESS NUMBER: 2013608597
BUSINESS CORPORATIONS ACT
CERTIFICATE
OF
INCORPORATION
1360859 ALBERTA LTD.
WAS INCORPORATED IN ALBERTA ON 2007/11/05.

Incorporate Alberta Corporation – Registration Statement
Alberta Registration Date: 2007/11/05
Corporate Access Number: 2013608597

Service Request Number:	10788501
Alberta Corporation Type:	Numbered Alberta Corporation
Legal Entity Name:	1360859 ALBERTA LTD.
French Equivalent Name:
Nuans Number:
Nuans Date:
French Nuans Number:
French Nuans Date:

REGISTERED ADDRESS
Street:	4200, 150 6TH AVE. SW
Legal Description:
City:	CALGARY
Province:	ALBERTA
Postal Code:	T2P 3Y7

RECORDS ADDRESS
Street:	4200, 150 6TH AVE. SW
Legal Description:
City:	CALGARY
Province:	ALBERTA
Postal Code:	T2P 3Y7

ADDRESS FOR SERVICE BY MAIL
Post Office Box:
City:
Province:
Postal Code:
Internet Mail ID:

Share Structure:	SHARE STRUCTURE SCHEDULE ATTACHED
Share Transfers Restrictions:	NO SECURITIES (OTHER THAN NON-CONVERTIBLE DEBT SECURITIES) OF THE CORPORATION SHALL BE TRANSFERRED WITHOUT THE APPROVAL OF THE BOARD OF DIRECTORS.
Number of Directors:
Min Number Of Directors:	1
Max Number Of Directors:	11
Business Restricted To:	NONE
Business Restricted From:	NONE
Other Provisions:	OTHER PROVISIONS SCHEDULE ATTACHED

Professional Endorsement Provided:
Future Dating Required:
Registration Date:	2007/11/05
Director
Last Name:	STAHL
First Name:	GENE
Middle Name:
Street/Box Number:	4200, 150 6TH AVE. SW
City:	CALGARY
Province:	ALBERTA
Postal Code:	T2P 3Y7
Country:
Resident Canadian:	Y
Last Name:	STRONG
First Name:	DOUG
Middle Name:
Street/Box Number:	4200, 150 6TH AVE. SW
City:	CALGARY
Province:	ALBERTA
Postal Code:	T2P 3Y7
Country:
Resident Canadian:	Y

Last Name:	EVASIUK
First Name:	DOUG
Middle Name:
Street/Box Number:	4200,150 6TH AVE SW
City:	CALGARY
Province:	ALBERTA
Postal Code:	T2P 3Y7
Country:
Resident Canadian:	Y
Last Name:	STICKLAND
First Name:	WANE
Middle Name:
Street/Box Number:	4200, 150 6TH AVE SW
City:	CALGARY
Province:	ALBERTA
Postal Code:	T2P 3Y7
Country:
Resident Canadian:	Y
Attachment

Attachment Type	Microfilm Bar Code	Date Recorded
Share Structure	ELECTRONIC	2007/11/05
Other Rules or Provisions	ELECTRONIC	2007/11/05

Registration Authorized By:	BRIAN E. ROBERTS AGENT OF CORPORATION

Articles of Incorporation
For
1360859 ALBERTA LTD.

Share Structure:	SHARE STRUCTURE SCHEDULE ATTACHED

Share Transfers Restrictions:	NO SECURITIES (OTHER THAN NON-CONVERTIBLE DEBT SECURITIES) OF THE CORPORATION SHALL BE TRANSFERRED WITHOUT THE APPROVAL OF THE BOARD OF DIRECTORS.
Number of Directors:
Min Number of Directors:	1
Max Number of Directors:	11
Business Restricted To:	NONE
Business Restricted From:	NONE
Other Provisions:	OTHER PROVISIONS SCHEDULE ATTACHED

Registration Authorized By:	BRIAN E. ROBERTS AGENT OF CORPORATION

SCHEDULE A
Attached to and forming part of the Articles of Incorporation of 1360859 ALBERTA LTD.
THE CLASSES OF SHARES AND ANY MAXIMUM NUMBER OF SHARES THAT THE CORPORATION IS AUTHORIZED
TO ISSUE ARE:
1. An unlimited number of Common shares, the holders of which are entitled:
(a) to receive notice of and to attend and vote at all meetings of shareholders, except meetings at which only holders of a specified class of shares are entitled to vote;
(b) to receive any dividend declared by the Corporation on this class of shares; provided that the Corporation shall be entitled to declare dividends on the Preferred shares, or on any of such classes of shares without being obliged to declare any dividends on the Common voting shares of the Corporation;
(c) subject to the rights, privileges, restrictions and conditions attaching to any other class of shares of the Corporation, to receive the remaining property of the Corporation upon dissolution in equal rank with the holders of all other Common shares of the Corporation; and
(d) to the rights, privileges and restrictions normally attached to common shares;
2. An unlimited number of Preferred shares, which as a class, have attached thereto the following rights, privileges, restrictions and conditions:
(a) the Preferred shares may from time to time be issued in one or more series, and the Directors may fix from time to time before such issue the number of Preferred shares which is to comprise each series and the designation, rights, privileges, restrictions and conditions attaching to each series of Preferred shares including, without limiting the generality of the foregoing, any voting rights, the rate or amount of dividends or the method of calculating dividends, the dates of payment thereof, the terms and conditions of redemption, purchase and conversion if any, and any sinking fund or other provisions;
(b) the Preferred shares of each series shall, with respect to the payment of dividends and the distribution of assets or return of capital in the event of liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary, or any other return of capital or distribution of the assets of the Corporation amongst its shareholders for the purpose of winding up its affairs, be entitled to preference over the voting and non-voting Common shares and over any other shares of the Corporation ranking by their terms junior to the Preferred shares of that series. The Preferred shares of any series may also be given such other preferences, not inconsistent with these Articles, over the Common shares and any other such Preferred shares as may be fixed in accordance with clause (2)(a); and
(c) if any cumulative dividends or amounts payable on the return of capital in respect of a series of Preferred shares are not paid in full, all series of Preferred shares shall participate rateably in respect of accumulated dividends and return of capital.

OTHER PROVISIONS SCHEDULE
Attached to and forming part of the Articles of Incorporation of 1360859 ALBERTA LTD.
OTHER RULES OR PROVISIONS
1. The directors may, between annual meetings, appoint one or more additional directors of the Corporation to serve until the next annual meeting, but the number of additional directors shall not at any time exceed one-third (1/3) of the number of directors who held office at the expiration of the last annual meeting of the Corporation.

Exhibit 3.27
CORPORATE ACCESS NUMBER: 2013608597
BUSINESS CORPORATIONS ACT
CERTIFICATE
OF
AMENDMENT
GREY WOLF INTERNATIONAL DRILLING CORPORATION
CHANGED ITS NAME TO PRECISION DRILLING INTERNATIONAL
CORPORATION ON 2010/08/30.

Name Change Alberta Corporation - Registration Statement
Alberta Amendment Date: 2010/08/30
Service Request Number: 15186622
Corporate Access Number: 2013608597

Legal Entity Name:	GREY WOLF INTERNATIONAL DRILLING CORPORATION
French Equivalent Name:
Legal Entity Status:	Active

Alberta Corporation Type:	Named Alberta Corporation
New Legal Entity Name:	PRECISION DRILLING INTERNATIONAL CORPORATION
New French Equivalent Name:
Nuans Number:	100400413
Nuans Date:	2010/08/30
French Nuans Number:
French Nuans Date:

Professional Endorsement
Provided:
Future Dating Required:
Annual Return

File Year	Date Filed
2009	2009/10/29
2008	2008/11/07
Attachment

Attachment Type	Microfilm Bar Code	Date Recorded
Share Structure	ELECTRONIC	2007/11/05
Other Rules or Provisions	ELECTRONIC	2007/11/05

Registration Authorized By:	DIVIAN DENNIS AGENT OF CORPORATION

Exhibit 3.27
CORPORATE ACCESS NUMBER: 2013608597
BUSINESS CORPORATIONS ACT
CERTIFICATE
OF
AMENDMENT
1360859 ALBERTA LTD.
CHANGED ITS NAME TO GREY WOLF INTERNATIONAL DRILLING
CORPORATION ON 2010/06/17.

Name Change Alberta Corporation - Registration Statement
Alberta Amendment Date: 2010/06/17
Service Request Number: 14880010
Corporate Access Number: 2013608597

Legal Entity Name:	1360859 ALBERTA LTD.
French Equivalent Name:
Legal Entity Status:	Active

Alberta Corporation Type:	Named Alberta Corporation
New Legal Entity Name:	GREY WOLF INTERNATIONAL DRILLING CORPORATION
New French Equivalent Name:
Nuans Number:	99735708
Nuans Date:	2010/06/15
French Nuans Number:
French Nuans Date:

Professional Endorsement
Provided:
Future Dating Required:
Annual Return

File Year	Date Filed
2009	2009/10/29
2008	2008/11/07
Attachment

Attachment Type	Microfilm Bar Code	Date Recorded
Share Structure	ELECTRONIC	2007/11/05
Other Rules or Provisions	ELECTRONIC	2007/11/05

Registration Authorized By:	DIVIAN DENNIS AGENT OF CORPORATION

1

Exhibit 3.27
CORPORATE ACCESS NUMBER: 2013608597
BUSINESS CORPORATIONS ACT
CERTIFICATE
OF
AMENDMENT
PRECISION DRILLING INTERNATIONAL CORPORATION
CHANGED ITS NAME TO GREY WOLF INTERNATIONAL DRILLING
CORPORATION ON 2010/11/10.

Name Change Alberta Corporation - Registration Statement
Alberta Amendment Date: 2010/11/10
Service Request Number: 15508959
Corporate Access Number: 2013608597

Legal Entity Name:	PRECISION DRILLING INTERNATIONAL CORPORATION
French Equivalent Name:
Legal Entity Status:	Active

Alberta Corporation Type:	Named Alberta Corporation
New Legal Entity Name:	GREY WOLF INTERNATIONAL DRILLING CORPORATION
New French Equivalent Name:
Nuans Number:	101021989
Nuans Date:	2010/11/09
French Nuans Number:
French Nuans Date:

Professional Endorsement
Provided:
Future Dating Required:
Annual Return

File Year	Date Filed
2010	2010/11/02
2009	2009/10/29
2008	2008/11/07
Attachment

Attachment Type	Microfilm Bar Code	Date Recorded
Share Structure	ELECTRONIC	2007/11/05
Other Rules or Provisions	ELECTRONIC	2007/11/05

Registration Authorized By:	DIVIAN DENNIS AGENT OF CORPORATION

1